COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
Assets Pledged

(in millions of $)	June 30, 2020	December 31, 2019
Vessels and equipment, net	1,269	1,352
Investments in sales-type, direct financing leases and leaseback assets	446	401
Book value of consolidated assets pledged under ship mortgages	1,715	1,753

Assets with finance lease liabilities

(in millions of $)	June 30, 2020	December 31, 2019
Vessels under finance lease, net	717	714
Investments in direct financing leases	551	563
Total book value	1,268	1,278

The Company and its equity-accounted subsidiaries have funded their acquisition of vessels, jack-up rigs and ultra-deepwater drilling units through a combination of equity, short-term debt and long-term debt. Providers of long-term loan facilities usually require that the loans be secured by mortgages against the assets being acquired. As at June 30, 2020, the Company ($1,609.3 million) and its 100% equity-accounted subsidiaries ($597.9 million) had a combined outstanding principal indebtedness of $2,207.2 million (December 31, 2019: $2,249.1 million) under various credit facilities.

Other Contractual Commitments and Contingencies

The Company has arranged insurance for the legal liability risks for its shipping activities with Gard P.& I. (Bermuda) Ltd., Assuranceforeningen Skuld (Gjensidig), The Steamship Mutual Underwriting Association Limited, The West of England Ship Owners Mutual Insurance Association (Luxembourg), North of England P&I Association Limited, The Standard Club Europe Ltd and The United Kingdom Mutual Steam Ship Assurance Association (Europe) Limited, all of which are mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.

Contractual commitments and contingencies in respect of SFL Deepwater, SFL Hercules and SFL Linus - wholly-owned subsidiaries of the Company - are contained in Note 9: Investments and deficit in associates companies.

Capital commitments

As at June 30, 2020 the Company has committed $14.1 million towards the procurement of scrubbers on nine vessels owned by the Company (December 31, 2019: $33.4 million), with installations expected to take place up to the end of 2020.

As at June 30, 2020 the Company has also committed to paying $6.8 million towards the installation of BWTS on 17 vessels from our fleet (December 31, 2019: $9.2 million), with installations expected to take place up to 2022.

There were no other material contractual commitments as at June 30, 2020.
The Company is routinely party both as plaintiff and defendant to lawsuits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such lawsuits.